Exhibit 99.1

Trial Results: Lomecel - B for Aging Frailty A Phase 2b, Randomized, Blinded and Placebo - Controlled Trial to Evaluate the Safety and Efficacy of Lomecel - B Infusion in Patients with Aging Frailty Jorge G. Ruiz, MD, FACP Veterans’ Successful Aging for Frail Elders (VSAFE) Associate Director for Clinical Affairs Geriatric Research, Education and Clinical Center (GRECC) Bruce W. Carter Miami VAMC Associate Professor of Clinical Medicine Division of Geriatrics & Palliative Medicine University of Miami Miller School of Medicine

Forward Looking Statements 2 Certain statements in this presentation that are not historical facts are forward - looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein . Forward - looking statements are generally identifiable by the use of forward - looking terminology such as "believe," "expects," "may," "looks to," "will," "should," "plan," "intend," "on condition," "target," "see," "potential," "estimates," "preliminary," or "anticipates" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects . Moreover, forward - looking statements in this release include, but are not limited to, statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results ; the timing and focus of our ongoing and future preclinical studies and clinical trials ; the size of the market opportunity for our product candidates, the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates ; our ability to obtain and maintain regulatory approval of our product candidates, our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and our ability to avoid infringing the intellectual property rights of others . Further information relating to factors that may impact the Company's results and forward - looking statements are disclosed in the Company's filings with the SEC . The forward - looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise .

Personal Disclosures 3 N one .

Aging Frailty: Diminishing Health, Independence and Quality of Life

- **Frailty in older adults**
  - Age-associated decline in physiological reserve, with prevalence of ~15% of individuals ≥65
  - Characterized by mobility disability, weakness, fatigue, weight loss, slowness, low activity, etc.
  - At high risk for functional impairment and poor clinical outcomes
  - Highly important unmet need without any approved therapeutic interventions

  (Bandeen-Roche K, et al. *J Gerontol A Biol Sci Med Sci*. 2015)

- **Pathophysiology**
  - Inflammaging
  - Impaired vascular function

4

"Frailty/Aging Frailty" is currently not a recognized indication by US FDA or Japan PMDA

LONGEVERON™
CELL-BASED THERAPIES

Frailty in Older Adults • No approved therapies for frailty • Current interventions focus on diet and exercise (SPRINTT trial) • We report on the results of Lomecel - B on aging frailty – Enrolled 148 patients – Funded by the NIA © Longeveron. CONFIDENTIAL 5

Lomecel - B is a proprietary formulation of allogeneic bone marrow - derived MSCs with pleiotropic mechanisms of action Potential Mechanisms of Action ▪ Pro - vascular/pro - endothelial ▪ Anti - inflammatory ▪ Anti - fibrotic ▪ Stimulate intrinsic regenerative/repair 1 2 3 4 6

Lomecel - B in Aging Frailty Phase 2b Clinical Trial • Can Lomecel - B improve physical function? • Is there a dose - response relationship with Lomecel - B? • Are there patient reported outcomes (PROs) that correlate with change in physical function? • Are there biomarkers that support the mechanisms of action? • Can the safety profile from previous allogeneic MSC studies be reproduced using Longeveron - manufactured Lomecel - B? • Can the potential patient population be refined? • Can a potency assay be developed for the indication? Specific Trial Objectives 7

Phase 2b Study Aging Frailty Study Design Group 1 Placebo Group 2 25M Lomecel - B Group 3 50M Lomecel - B Single Infusion (randomized, double - blinded) Clinical Screen Major Eligibility Criteria • 70 - 85 year old male or female • Clinical Frailty Scale score 5 – 6 (mild to moderate) • Can walk 200 to 400 m in 6 min • Serum TNF - α > 2.5 pg/mL • Subject as s es sm en ts • Randomization Baseline Primary Endpoint a) Change in 6MWT (180 days) b) Dose - Response Curve (6MWT) Secondary Endpoints PRO and biomarker. Exploratory Endpoint Domains Physical function, PROs, cognitive function, depression, sexual function, pulmonary function, clinical outcomes, and safety. Follow - Up (Day 90, 180, 270 days) N =29 N =35 N =30 Group 4 100M Lomecel - B Group 5 200M Lomecel - B N =33 N =16 1R44AG062015 - 01 8

Lomecel - B in Aging Frailty Phase 2b Clinical Trial • Can Lomecel - B improve physical function? • Is there a dose - response relationship with Lomecel - B? • Are there patient reported outcomes that correlate with change in physical function? • Are there biomarkers that support the mechanisms of action? • Can the safety profile from previous allogeneic MSC studies be reproduced using Longeveron - manufactured Lomecel - B? • Can the potential patient population be refined? • Can a potency assay be developed for the indication? Specific Trial Objectives 9

Lomecel - B Infusion Improved Walking Distance Over 9 Months * Change from baseline: p <0.05 ** Change from baseline: p <0.01 # Versus placebo: p <0.05 ## Versus placebo: p <0.01

Lomecel - B led to ~ 50 meter increase in walking 11 distance (200 million cell dose group) - 30m Δ = 19% increased mortality 1 (CHF patients) Day 270 Δ6MWT (200M vs Placebo) = 63.4 meters (CI 95% 17.1 – 109.62), p=0.0077 32m MCID 4 (CHF patients) 17.8m MCID 2 and 20m MCID 3 * Change from baseline; p<0.05 ** Change from baseline; p<0.01 ## Versus placebo; p<0.01 MCID: Minimal Clinically Important Difference 1 R. Boxer, A. Kleppinger, A. Ahmad, K. Annis, D. Hager, A. Kenny. The 6 - MinuteWalk Is Associated With Frailty and Predicts Mortality in Older Adults With Heart Failure. (2010) Congest Heart Fail. 16:208. 2 B.C. Kwok,Y.H Pua, K. Mamun, W.P. Wong. The minimal clinically important difference of six - minute walk in Asian older adults. (2013) BMC Geriatrics 13:23 3 S. Perera, S.H. Mody, R.C. Woodman, S.A. Studenski Meaningful Change and Responsiveness in Common Physical Performance Measures in Older Adults. (2006) J Am Geriatr Soc 54:743. 4 M.J. Shoemaker, A.B. Curtis, E. Vangsnes, M.G. Dickinson. Clinically Meaningful Change Estimates for the Six - Minute Walk Test and Daily Activity in Individuals With Chronic Heart Failure. (2013) Cardiopulmonary Physical Therapy J. 24:21.

• Can Lomecel - B improve physical function? • Is there a dose - response relationship with Lomecel - B? • Are there patient reported outcomes that correlate with change in physical function? • Are there biomarkers that support the mechanisms of action? • Can the safety profile from previous allogeneic MSC studies be reproduced using Longeveron - manufactured Lomecel - B? • Can the potential patient population be refined? • Can a potency assay be developed for the indication? Lomecel - B in Aging Frailty Phase 2b Clinical Trial Specific Trial Objectives 12

Statistically - significant dose response using 6MWT at 180 days. 13

• Can Lomecel - B improve physical function? • Is there a dose - response relationship with Lomecel - B? • Are there patient reported outcomes that correlate with change in physical function? • Are there biomarkers that support the mechanisms of action? • Can the safety profile from previous allogeneic MSC studies be reproduced using Longeveron - manufactured Lomecel - B? • Can the potential patient population be refined? • Can a potency assay be developed for the indication? Lomecel - B in Aging Frailty Phase 2b Clinical Trial Specific Trial Objectives 14

Change in PROMIS - Physical Function SF - 20 correlated with change in 6MWT when all Lomecel - B combined 15 Change in PROMIS - PF Change in 6MWT PROMIS - PF: Patient - Reported Outcome Measurement Information System - Physical Function

• Can Lomecel - B improve physical function? • Is there a dose - response relationship with Lomecel - B? • Are there patient reported outcomes that correlate with change in physical function? • Are there biomarkers that support the mechanisms of action? • Can the safety profile from previous allogeneic MSC studies be reproduced using Longeveron - manufactured Lomecel - B? • Can the potential patient population be refined? • Can a potency assay be developed for the indication? Lomecel - B in Aging Frailty Phase 2b Clinical Trial Specific Trial Objectives 16

Lomecel - B 200M arm showed decreased serum levels of soluble Tie2 (sTie2): supports pro - vascular and anti - inflammatory MOAs * Change from baseline; p<0.05 ## Versus placebo; p<0.01 17

Lome c e l - B 200 M a rm s ho w e d i n c r ea s e d VEG F - D: s uppo r t s pro - vascular MOA VEGF - D: Vascular endothelial growth factor - D 18

• Can Lomecel - B improve physical function? • Is there a dose - response relationship with Lomecel - B? • Are there patient reported outcomes that correlate with change in physical function? • Are there biomarkers that support the mechanisms of action? • Can the safety profile from previous allogeneic MSC studies be reproduced using Longeveron - manufactured Lomecel - B? • Can the potential patient population be refined? • Can a potency assay be developed for the indication? Lomecel - B in Aging Frailty Phase 2b Clinical Trial Specific Trial Objectives 19

Safety Findings 20 ▪ No product - related serious adverse events (SAEs) ▪ No clinically significant issues identified via laboratory evaluations ▪ Consistent with prior safety results

• Can Lomecel - B improve physical function? • Is there a dose - response relationship with Lomecel - B? • Are there patient reported outcomes that correlate with change in physical function? • Are there biomarkers that support the mechanisms of action? • Can the safety profile from previous allogeneic MSC studies be reproduced using Longeveron - manufactured Lomecel - B? • Can the potential patient population be refined? • Can a potency assay be developed for the indication? Lomecel - B in Aging Frailty Phase 2b Clinical Trial Specific Trial Objectives 21

Significant improvement in 6MWT (functional capacity endpoint) over 9 months……….. Demonstrated dose response curve suggests biological activity……………………… Patient - reported outcomes that correlate with functional changes………………………. Biomarkers supporting mechanisms of action…….………………………….……………. Further biomarker analysis pending Reproduced safety profile of Lomecel - B………………………………………………..…. Refine the patient population…………………………… …………………………..……….. Population stratification analysis pending Develop a potency assay……………………………………………………………………… Ongoing process Summary of Results and Objectives 22

Acknowledgements

- We thank the many patients who volunteered for this study

- All the clinical sites at staff that were part of this trial
  - Antonio Blanco, MD: Vista Health Research – Kendall, FL
  - Julian Javier, MD: Advanced Research for Health Improvement – Naples, FL
  - Anisa Otero, MD: Vista Health Research – Homestead, FL
  - Robert Perry, MD: PANAX Clinical Research- Miami Lakes, FL
  - Jeffrey Rosen, MD: Clinical Research of South Florida – Coral Gables, FL
  - Jorge Ruiz, MD: Veterans Affairs of Miami – Miami, FL
  - Pedro Ylisastigui, MD: Clinical Physiology Associates – Ft. Myers, FL

- Longeveron staff and numerous others

NIH National Institute on Aging

Grant # 1R44AG062015
Grant # 1R42AG054322

GRECC
Geriatric Research Education and Clinical Center
Honoring Veterans as they Age

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LONGEVERON™ CELL-BASED THERAPIES

www.longeveron.com Nasdaq: LGVN Thank You and Panel Discussion 24